                                                                     EXHIBIT 4.1


                     [NORTHWEST BIOTHERAPEUTICS, INC. LOGO]
   [SEAL]                                                            [SEAL]
   NUMBER                                                            SHARES
NWBT-


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                      CUSIP 66737P 10 5
                                            SEE REVERSE FOR CERTAIN RESTRICTIONS

THIS CERTIFIES THAT                   SPECIMEN



is the owner of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE OF

 -----------------                                     ------------------------
------------------    NORTHWEST BIOTHERAPEUTICS, INC.  -------------------------
 -----------------                                     ------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                              [SEAL]

/s/ ALTON L. BOYNTON                              /s/ DANIEL O. WILDS
SECRETARY                                         CHAIRMAN, PRESIDENT AND C.E.O.


COUNTERSIGNED AND REGISTERED:
    MELLON INVESTOR SERVICES LLC
               TRANSFER AGENT AND REGISTRAR



BY
                      AUTHORIZED SIGNATURE

                        NORTHWEST BIOTHERAPEUTICS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - at tenants in common                 UNIF GIFT MIN ACT- __________ Custodian _____________
TEN ENT - as tenants by the entireties                            (Cust)            (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                          under Uniform Gifts to Minors
          tenants in common
                                                              Act _________________________
                                                                           (State)


                                               UNIF TRF MIN ACT- _________ Custodian (until age ______)
                                                                  (Cust)

                                                                 ________under Uniform Transfer
                                                                 (Minor)

                                                                 to Minors Act ____________________
                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________________________________ hereby sell(s), assign(s) and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

[                                           ] __________________________________


________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)


_________________________________________________________________________ Shares
     of the Capital Stock represented by the within Certificate, and do(es)
                   hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________                     _______________________________


                                            _______________________________
                                            NOTICE: the signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of the certificate in every
                                            particular, without alternation
                                            or enlargement or any change
                                            whatever. Signature must be
                                            guaranteed.


Signature(s) Guaranteed:


By _________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.